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                                                                    EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-55708 on Form S-8, and in Registration Statement No. 33-55900 on Form S-8 of our reports dated February 11, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-A of Brooktrout Technology, Inc. for the year ended December 31, 1997.


                                                DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 29, 1998